UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2006
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On April 5, 2006, the Compensation and Equity Ownership Committee of the Board of Directors of Harmonic Inc. approved an incentive bonus plan for certain key employees, including executive officers, for Harmonic’s 2006 fiscal year. A summary of the 2006 incentive bonus plan appears on Exhibit 10.1 hereto, which is incorporated by reference herein.
Item 9.01. Exhibits
Exhibits.

Exhibit Number	Description
10.1	Summary of Compensatory Plans and Arrangements approved on April 5, 2006 by the Compensation and Equity Ownership Committee of the Board of Directors of Harmonic Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC. Date: April 11, 2006
By:	/s/ Robin N. Dickson
Robin N. Dickson
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Summary of Compensatory Plans and Arrangements approved on April 5, 2006 by the Compensation and Equity Ownership Committee of the Board of Directors of Harmonic Inc.